THE  SECURITIES  REPRESENTED  BY THIS  NOTE HAVE NOT BEEN  REGISTERED  UNDER THE
SECURITIES ACT OF 1933 (THE "ACT") OR APPLICABLE STATE SECURITIES LAWS (THE "STATE ACTS"), AND SHALL NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED, OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER EXCEPT UPON THE ISSUANCE TO THE COMPANY OF A FAVORABLE OPINION OF ITS COUNSEL OR
SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO COUNSEL FOR THE COMPANY, TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE ACT AND THE STATE ACTS.


$20,000.00/XX                                                            7/31/95

                     CLASSIC RESTAURANTS INTERNATIONAL, INC.
                           CONVERTIBLE PROMISSORY NOTE

CLASSIC RESTAURANTS INTERNATIONAL, INC., a Florida corporation (the "Company"), for value received, promises to pay to the order of Carl H. Simpson (the "Holder"), residing at 1004 Burning Sprgs, Louisville, Ky 40223 on June 30 1995 (the "Due Date"), upon presentation of this Note, Twenty Thousand.00/100 Dollars ($20,000.) (the "Principal Amount") and to pay interest on the Principal Amount at the rate of 8% per annum as provided herein.

Interest which shall accrue on the Principal Amount shall be payable in monthly installments beginning 8/1/95 and continuing on the first day of each month until the Principal Amount and all accrued and unpaid interest shall have been paid in full. If this Note shall be issued on a date other than the first day of a calendar month, the interest payable shall be prorated upon the number of days of such calendar month period during which this Note shall have been issued and outstanding. All accrued and unpaid interest shall be payable on the Due Date.

The Company may pay this Note in whole or in part prior to the Due Date at any time and from time to time without penalty or premium. The Company may exercise its right to pay this Note prior to maturity by giving notice thereof to the Holder, which notice shall specify the terms of prepayment, the principal amount of the Note to be repaid, and shall fix a date for prepayment, which date shall not be less than 30 days nor more than 45 days after the date of the notice. On the prepayment date, the Company shall pay all accrued and unpaid interest on the Note up to and including the prepayment date and shall pay to the Holder a dollar amount equal to the principal amount being repaid.

The Holder shall have the right, at such Holder's option, at any time, to convert all, but not less than all, of this Note into such number of fully paid and nonassessable shares of Class A Common Stock of the Company (the "Class A Common Stock") as shall be the result of the Principal Amount divided by $3.20, rounded to the nearest whole share. The Holder may exercise this conversion right by giving written notice (the "Conversion Notice") to the Company of the exercise of such right and stating the name or names in which the stock certificate for the shares of Class A Common Stock is to be issued and the address to which such certificate shall be delivered. The Conversion Notice shall be accompanied by the Note. Conversion shall be deemed to have been effected on the date the Conversion Notice is given (the "Conversion Date"). Within 10 business days after receipt of the Conversion Notice, the Company shall issue and deliver by hand against a signed receipt therefor or by United States registered mail, return receipt requested, to the address designated by the Holder in the Conversion Notice, a stock certificate of the Company representing the number of shares of Class A Common Stock to which such Holder is entitled and a check in payment of all interest accrued and unpaid on the Note up to and including the Conversion Date. The Company shall at all times reserve and keep available, free from preemptive rights, unissued or treasury shares of Class A Common Stock sufficient to effect the conversion of this Note.

The entire unpaid and outstanding balance of this Principal Amount and all interest accrued and unpaid on this Note shall, at the election of this Holder, be and become immediately due and payable upon the occurrence of any of the following events:

(a) The non-payment of interest by the Company when due as provided in this Note.

(b) If the Company (i) applies for or consents to the appointment of, or if there shall be a taking of possession by, a receiver, custodian, trustee, or liquidator for the Company or any of its property; (ii) becomes generally unable to pay its debts as they become due; (iii) makes a general assignment for the benefit of creditors or becomes insolvent; or (iv) files or is served with any petition for relief under the Bankruptcy Code or any similar federal or state statute.

(c) Any failure by the Company to issue and deliver shares of Class A Common Stock as provided herein upon conversion of this Note.

This Note shall be transferred on the books of the Company only by the Holder hereof by delivery to the Company of a duly executed assignment. The Company shall be entitled to treat any holder of record of the Note as the holder in fact thereof and shall not be bound to recognize any equitable or other claim to or interest in this Note in the name of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the laws of Florida.

All notices and communications under this Note shall be in writing and shall be either delivered in person or accompanied by a signed receipt therefor or mailed first-class United States certified mail, return receipt requested, postage prepaid, and addressed as follows: if to the Company, to 1817 Ballybunion Drive, Duluth, Georgia 30136 and, if the Holder of this Note, to the address of such holder as it appears in the books of the Company. Any notice of communication shall be deemed given and received as of the date of such delivery or mailing.

Payment of this Note is guaranteed by James R. Shaw.

The Company and any guarantors hereof agree to pay all reasonable costs of collection, including attorney's fees, paid or incurred by Holder in enforcing this Note on default.

This Note shall be governed by and construed and enforced in accordance with the laws of the State of Florida.

Attest:                                  CLASSIC RESTAURANTS INTERNATIONAL, INC.



/s/Caroline P. Anderson                  By:/s/James R. Shaw
                                                James R. Shaw, President

                                    GUARANTEE

The undersigned hereby guarantees unto Carl H. Simpson ("Note Holder"), and his successors and assigns, the prompt payment of any and all indebtedness which Classic Restaurants International, Inc., a Florida corporation ("Debtor"), may now or at any time hereafter owe to Note Holder, together with interest thereon and costs of collection thereof, including reasonable attorney's fees.

Note Holder is hereby given full power to make advances and to cancel, release, make any alterations, renewals, and extensions of, decrease or increase the amount of principal or interest of such indebtedness as Note Holder and Debtor may expressly or impliedly agree upon, or release, decrease, increase, make substitutions of or otherwise alter any collateral or property securing such indebtedness or any part thereof, and otherwise to deal with Debtor or any endorser or co-guarantor as Note Holder may elect, without in any way diminishing, releasing, or discharging the liability hereunder of the undersigned. Such liability shall be continuing and shall only be affected by the payment to Note Holder of the full amount of all indebtedness which may now or any time hereafter be owing from Debtor to Note Holder; provided that no payments made by or on behalf of the undersigned to Note Holder shall be held to discharge or diminish the continuing liability of Debtor hereunder, unless and until written notice is given to Note Holder that such payments are at the time thereof being made for the purpose of liquidating such liability. The liability of the undersigned is not in consideration or contingent upon the liability of any person hereunder or under any similar instrument.

All notices or other communications provided for herein to be sent or given to the undersigned shall be deemed validly and properly given or made if in writing and delivered by hand or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  James R. Shaw
                  1817 Ballybunion Drive
                  Duluth, Georgia 30136

This Guarantee shall be construed and interpreted according to the laws of the State of Florida.

                                   Guarantor:



Date: 8/1/95                       /s/James R. Shaw
                                   James R. Shaw
                                   Individually
6:guarantee.shw

                  Schedule of Other Similar Convertible Notes
                                                                         Begin
                                                               Note     Payment
Amount    Holder              Address                          Date       Date

$5,000  Dr. Sandra Clejon     1430 Tulane Ave.               10/12/94    11/1/94
                              New Orleans, LA 70112
$10,000 John Limb             c/o A-bb Lummus Crest          10/14/94    11/1/94
                              12141 Wickchester
                              Houston, Tex 77079
$3,000  Arthur Ingalls        6731 Park Lane                 10/5/94     11/1/94
                              Dallas, Tex 75225
$15,000 Michael Roach         19480 W. Belvidere Rd.         10/5/94     11/1/94
                              Grayslake, Il 60030
$3,000  Benjamin Silber       282 Shell Rd.                  10/4/94     11/1/94
                              Carneys Point, NJ 08069-0665
$3,200  Kenneth Nettleton     1722 Laurette Lane             10/6/94     11/1/94
                              Belleville, Ill 62223
$1,600  Jerry Merkel          3083 Pheasant Run Dr           10/6/94     11/1/94
                              Apt. 719
                              Lafayette, Ind 47905
$5,000  Ned Ritchie           7101 Preston Ct                9/30/94     11/1/94
                              Charlotte, NC 28215
$7,500  Samson Hsia           2626 Steppington St            9/30/94     11/1/94
                              Grand Prairie, Tex 75052
$3,000  Frances O'Donald      210 Windswept Cir              9/29/94     10/1/94
                              Neptune Beach, Fla 32266
$7,000  Henry Fechtman        Rt 4, Box 3750                 9/28/94     10/1/94
                              Hawkinsville, GA 31036
$5,000  William S. Hoffer     1200 3rd St E                  9/27/94     10/1/94
        TR VA                 Lehigh Acres, Fla 33936
$7,148  Dr. Pat Pugh          9300 West Baltic Dr            9/29/94     10/1/94
                              Lakewood, Colorado 80227
$3,500  Kevin A. McIntyre     2522 Oakwood Way               9/26/94     10/1/94
                              Smyrna, Ga 30080
$5,000  Ernest Hansberger Jr. 3336 Winchester Rd             9/20/94     10/1/94
                              Birmingham, Alabama 35226-2620
$10,000 Ken Willinger         22 Laird Rd                    09/26/94    10/1/94
        Productions Inc.      West Medford, Mass 02155-2126